SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): February 18, 2003


                         DILLARD ASSET FUNDING COMPANY
                        Series 2000-1 and Series 2002-2
              (Exact Name of Registrant as Specified in Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

                                   333-67855
                           (Commission File Number)

                                  88-0352714
                       (IRS Employer Identification No.)

                      c/o Chase Manhattan Bank USA, N.A.
                          500 Stanton Christiana Rd.
                                OPS4/3rd Floor
                            Newark, Delaware 19713
              (Address of Principal Executive Offices) (Zip Code)

                                (302) 575-5000
             (Registrants' Telephone Number, Including Area Code)

Item 5.  Other Events.

          Dillard Credit Card Master Trust I is the issuer of Class A Floating Rate Asset Backed Certificates Series 2000-1 and 3.80% Class A Asset Backed Certificates Series 2002-2. The asset-backed certificates are serviced in accordance with the Amended and Restated Pooling and Servicing Agreement, dated as of June 28, 2000, as amended. The parties to the Pooling and Servicing Agreement are Dillard Asset Funding Company, as transferor, Dillard National Bank, as servicer and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank USA, N.A.) as trustee.

          On February 18, 2003 Dillard National Bank as servicer, distributed monthly payments to the holders of the Series 2000-1 and Series 2002-2 certificates. Copies of the monthly certificateholders' reports are being filed as Exhibit 20.1 to this current report on Form 8-K.


Item 7.  Exhibits.

         20.1           Monthly Reports with respect to the
                        February 18, 2003 distribution.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                            DILLARD ASSET FUNDING COMPANY

                                            By:   Administrator

                                            By:   /s/ Sherrill E. Wise
                                               --------------------------------
                                               Name:  Sherrill E. Wise
                                               Title: Administrator


Dated:  March 17, 2003

                                EXHIBIT INDEX

Exhibit
Number     Title
------     -----

20.1       Monthly Reports with respect to the February 18, 2003 distribution.

                                                                  Exhibit 20.1


                      DILLARD CREDIT CARD MASTER TRUST I


                   Dillard Asset Funding Company, Transferor
                        Dillard National Bank, Servicer


                                 Series 2000-1


Monthly Series 2000-1 Certificateholders' Statement

          Capitalized terms used in this Certificate have their respective meanings set forth in the Amended and Restated Pooling and Servicing Agreement; provided, that the preceding Monthly Period shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.4(b) of the Amended and Restated Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Amended and Restated Pooling and Servicing Agreement.

For Month February 2003
5.2(a)(i)     on an aggregate basis:

                Class A Monthly Principal                                               0.00

                Class B Monthly Principal                                               0.00

              per $1,000 original principal amount per Certificate:

                Class A Monthly Principal                                               0.00

                Class B Monthly Principal                                               0.00

5.2(a)(ii)    on an aggregate basis:

                Class A Monthly Interest                                          241,500.00

                Class B Monthly Interest _____________                                  0.00

              per $1,000 original principal amount per Certificate:

                Class A Monthly Interest                                                1.21

                Class B Monthly Interest                                                0.00

5.2(a)(iii)   Collections of Principal Receivables allocated to Class A                 0.00

              Collections of Principal Receivables allocated to Class B                 0.00

5.2(a)(iv)    Collections of Finance Charge Receivables allocated to Class A    3,637,315.42

              Collections of Finance Charge Receivables allocated to Class B    1,086,470.84

5.2(a)(v)     Principal Receivables (beginning of month)                    1,364,754,835.75
                Gross Credit Sales                                            183,174,766.21
                Principal Payments                                           (191,739,195.41)
                Returns                                                       (26,262,319.24)
                Principal Defaults                                            (10,969,486.82)
                Ineligible Principal Receivables                                        0.00
                Actual Misc. Adjustments                                                0.00

              Principal Receivables (end of month)                          1,318,958,600.49

              Total Portfolio Recoveries
                Gross Recoveries                                                1,988,443.74
                Recoveries Net of Expenses                                      1,267,705.80

              Total Portfolio Finance Charge Collections
                Finance Charge Collections                                     23,552,513.21
                Finance Charge Collections with Recoveries                     24,820,219.01

              Investor Interest                                               259,740,260.00

              Adjusted Investor Interest                                      259,740,260.00

                Class A Investor Interest                                     200,000,000.00

                Class A Adjusted Investor Interest                            200,000,000.00

                Class B Investor Interest                                      59,740,260.00

              Floating Investor Percentage                                             19.03%

                Class A Floating Allocation                                            77.00%

                Class B Floating Allocation                                            23.00%

              Fixed Investor Percentage                                                  N/A

                Class A Fixed Allocation                                                 N/A

                Class B Fixed Allocation                                                 N/A

5.2(a)(vi)    Delinquent Accounts

                                    2 of 5

                30-59 Days Delinquent                                          55,840,254.00

                60-89 Days Delinquent                                          17,204,151.00

                90 + Days Delinquent                                           37,002,029.00

5.2(a)(vii)   Aggregate Investor Default Amount                                 2,087,713.69

                Class A Investor Default Amount                                 1,607,539.54

                Class B Investor Default Amount                                   480,174.15

5.2(a)(viii)  on an aggregate basis:

                Class A Investor Charge-Offs                                            0.00

                Class B Investor Charge-Offs                                            0.00

              per $1,000 original principal amount per Certificate:

                Class A Investor Charge-Offs                                            0.00

                Class B Investor Charge-Offs                                            0.00

5.2(a)(ix)    on an aggregate basis:

                Class A Investor Charge-Offs reimbursed                                 0.00

                Class B Investor Charge-Offs reimbursed                                 0.00

              per $1,000 original principal amount per Certificate:

                Class A Investor Charge-Offs reimbursed                                 0.00

                Class B Investor Charge-Offs reimbursed                                 0.00

5.2(a)(x)     on an aggregate basis:

                Class A Servicing Fee                                             333,333.33

                Class B Servicing Fee                                                   0.00

5.2(a)(xi)    Portfolio Yield                                                          12.18%

5.2(a)(xii)   Reallocated Class B Principal Collections                                 0.00

5.2(a)(xiii)  Class B Investor Interest                                        59,740,260.00

5.2(a)(xiv)   LIBOR for Interest Period                                              1.34000%

5.2(a)(xv)    Principal Funding Account Balance                                         0.00

5.2(a)(xvi)   Accumulation Shortfall                                                    0.00

5.2(a)(xvii)  Principal Funding Account Investment Proceeds                             0.00

5.2(a)(xviii) Principal Funding Investment Shortfall                                    0.00


5.2(a)(xix)   on an aggregate basis:

                Class A Available Funds                                         3,637,315.42

5.2(a)(xx)    Class A Certificate Rate                                               1.61000%

              Other items

                Number of Accounts (beginning of month)                            2,538,849
                Number of Accounts (end of month)                                  2,413,858

                Collateral Performance

                  Total Payment Rate                                                   15.87%

                  Portfolio Yield (Gross)                                              21.82%

                  Excess Spread (current month)*                                        9.52%
                  Excess Spread (previous month)                                       10.23%
                  Excess Spread (2 months previous)                                     9.03%
                  --------------------------------------------------------------------------
                  Excess Spread (3 month rolling Average)                               9.59%

                  * Please note that Excess Spread is calculated on a cash basis and may be higher than Spread to Base Rate in any given month. Spread to Base Rate assumes coupon and servicing fee are allocated based upon the entire invested amount.

                  Defaults                                                              9.65%

                  30-59 Days Delinquent                                                 4.09%
                  60-89 Days Delinquent                                                 1.26%

                  90 + Days Delinquent                                                  2.71%
                  --------------------------------------------------------------------------
                  Total Delinquent                                                      8.06%

                  Principal Payment Rate                                               14.05%

                  Pool Balance in $MM (end of month)                                    1,319

                  Seller Percent                                                       80.97%

              Series Performance Trigger (as defined in Pooling and Servicing
                Agreement)

                  Net Portfolio Yield (current month, net of Charge-offs)              12.18%
                  Net Portfolio Yield (previous month)                                 13.20%
                  Net Portfolio Yield (2 months previous)                              11.87%
                  --------------------------------------------------------------------------
                  Net Portfolio Yield (3 month rolling average)                        12.42%

                  Base Rate (current month)                                             3.45%
                  Base Rate (previous month)                                            3.86%
                  Base Rate (2 months previous)                                         3.69%
                  --------------------------------------------------------------------------
                  Base Rate (3 month rolling average)                                   3.67%

                  Spread to Base Rate (current month)                                   8.73%
                  Spread to Base Rate (previous month)                                  9.34%
                  Spread to Base Rate (2 months previous)                               8.18%
                  --------------------------------------------------------------------------
                  Spread to Base Rate (3 month rolling average)                         8.75%

                  Base Rate > Portfolio Yield (3 month rolling average)                   No


                                       Dillard National Bank
                                         as Servicer


                                       By:
                                          -------------------------------------
                                          Title:  Cashier

                      DILLARD CREDIT CARD MASTER TRUST I


                   Dillard Asset Funding Company, Transferor
                        Dillard National Bank, Servicer

                                 Series 2002-2


Monthly Series 2002-2 Certificateholders' Statement

          Capitalized terms used in this Certificate have their respective meanings set forth in the Amended and Restated Pooling and Servicing Agreement; provided, that the preceding Monthly Period shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.4(b) of the Amended and Restated Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Amended and Restated Pooling and Servicing Agreement.

For the Period February 2003

                                                        Class A              Class B             Class C               Total
             Section 5.2 - Supplement

(a) (i)      Monthly Principal Distributed                     -                    -                    -                   -

(a) (ii)     Monthly Interest Distributed
               per $1,000                                      3.17                 -                    -                   3.17
               Deficiency Amounts                              -                    -                    -                   -
               Additional Interest                             -                    -                    -                   -
               Accrued and Unpaid Interest                     -                    -                    -                   -

(a) (iii)    Collections of Principal
                Receivables                           35,293,176.37         2,960,038.70         7,286,367.32       45,539,582.38

(a) (iv)     Collections of Finance Charge
                Receivables                            3,637,315.42           305,061.64           750,933.15        4,693,310.21

(a) (v)      Aggregate Amount of Principal
                Receivables                          193,288,723.50        16,211,125.24        39,904,955.65      249,404,804.40
                 Investor Interest                   200,000,000.00        16,774,000.00        41,290,516.00      258,064,516.00
                 Adjusted Interest                   200,000,000.00        16,774,000.00        41,290,516.00      258,064,516.00
               Floating Investor Percentage                   14.65%                1.23%                3.03%              18.91%
               Fixed Investor Percentage                       N/A                  N/A                  N/A                 N/A

(a) (vi)     Receivables Delinquent (As % of
               Total Receivables)
               Current                 91.66%                                                                    1,208,912,166.49
               30 to 59 days            4.23%                                                                       55,840,254.00
               60 to 89 days            1.30%                                                                       17,204,151.00
               90 or more days          2.81%                                                                       37,002,029.00
               Total Receivables                                                                                 1,318,958,600.49

(a) (vii)    Investor Default Amount per $
                1,000                                          8.04                 0.67                 1.66               10.37

(a) (viii)   Investor Charge-Offs                              N/A                  N/A                  N/A                 N/A

(a) (ix)     Reimbursed Investor Charge-Offs                   N/A                  N/A                  N/A                 N/A

                                                        Class A              Class B             Class C               Total
(a) (x)      Servicing Fee                               333,333.33            27,956.67            68,817.53          430,107.53

(a) (xi)     Portfolio Yield                                                                                                12.18%

(a) (xii)    Reallocated Monthly Principal                     -                    -                    -                   -

(a) (xiii)   Closing Investor Interest               200,000,000.00        16,774,000.00        41,290,516.00      258,064,516.00

(a) (xiv)    Principal Funding Account Balance                                                                               -

(a) (xv)     Accumulation Shortfall                                                                                          -

(a) (xvi)    Principal Funding Investment Proceeds                                                                           -

(a) (xvii)   Principal Investment Funding Shortfall                                                                          -

(a) (xviii)  Available Funds                           3,637,315.42           305,061.64           750,933.15        4,693,310.21

(a) (xix)    Certificate Rate                                  3.80%                0.00%                0.00%

             Additional Information

             Principal Receivables - (Total Trust Pool)
             Beginning Balance - 1/31/2003                                                                       1,364,754,835.75
             Credit Purchases                                                                                      183,174,766.21
             Credit Returns                                                                                        (26,262,319.24)
             Collections                                                                                          (215,291,708.62)
             Finance Chgs & Late Fees                                                                               26,112,529.50
             Charge-offs                                                                                           (13,529,503.11)
             Accounts Purchased / Sold                                                                                       -
                                                                                                                 ----------------
             Ending Balance - 2/28/2003                                                                          1,318,958,600.49
                                                                                                                 ================


             Total Interest to be Distributed                                                                          633,333.33
                                                                                                                 ================


             Dillard National Bank, as Servicer


             By:
                -------------------------------
                James P. Turk
                Cashier


                                      2